UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

Chain Bridge I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41047	98-1578955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8 The Green #17538 Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 656-4257

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable Warrant to acquire one Class A ordinary share	CBRGU	The Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	CBRG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, The Nasdaq Stock Market LLC (“Nasdaq”) determined that trading of the Class A ordinary shares and units of Chain Bridge I (the “Company”) will be suspended at the opening of business on November 19, 2024.

Following the suspension of trading on Nasdaq, the Company’s Class A ordinary shares will be eligible to trade on the OTCQB Market operated on The OTC Market systems (“OTC”) under the symbol “CBRRF.” The Company’s warrants and units will be eligible for trading on the Pink Open Market operated by OTC under the symbols “CBRGF” and “CBGGF,” respectively. There can be no assurance that a broker will continue to make a market in the Company’s securities or that trading of the common stock will continue on an over-the-counter market or elsewhere.

Nasdaq will complete the delisting by filing a Form 25-NSE with the U.S. Securities and Exchange Commission (the "SEC"), which will remove the Company's securities from listing and registration on Nasdaq.

We do not expect the delisting to impact our ability to consummate the previously disclosed business combination with Phtytanix Bio (the “Phytanix Business Combination”). Regardless of where our securities are traded, the surviving Company will apply to list its securities on Nasdaq Capital Markets upon consummation of the Phytanix Business Combination. However, if the Phytanix Business Combination is not consummated, the delisting will have a material adverse impact on our ability to locate another target for an initial business combination, and would likely cause us to enter liquidation. If we are required to liquidate, our shareholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 is incorporated by reference in this item to the extent required.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 14, 2024, Chain Bridge I (the “Company”) held its Extraordinary General Meeting of Shareholders (the “Meeting”). At the Meeting, the shareholders voted on:

1.	The Amendment Proposal. A proposal to amend and restate, by way of a special resolution, the Company’s 2nd amended and restated memorandum and articles of association, to extend from November 15, 2024 to November 15, 2025, the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities, the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law (the “Amendment Proposal”).

2.	The Adjournment Proposal. A proposal to approve the adjournment of the General Meeting to a later date or dates, if necessary, and to instruct the chairman of the same in accordance with Article 14.7 of the Existing Charter, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise, only to be presented at the General Meeting if there are not sufficient votes to approve the Amendment Proposal.

Each of the proposals is described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 10, 2024, as amended from time to time. The results of the votes are set forth below.

Proposal 1 – the Amendment Proposal

Shareholders voted to approve the Amendment Proposal. The proposal received the following final voting results:

For	Against	Abstain
5,245,648	17,554	0

Proposal 2 – the Adjournment Proposal

The Adjournment Proposal was not presented to the shareholders because there were sufficient votes to approve the Extension Proposal.

A copy of the Amendment of the Company’s Third Amended and Restated Memorandum and Articles of Association as adopted at the Meeting by special resolution of the shareholders is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the Meeting, the holders of an aggregate of 550,947 Class A Shares of the Company exercised their right to redeem their shares for an aggregate of approximately $6,336,383 in cash held in the Trust Account.

Additionally, pursuant to Fulton AC I LLC’s previously disclosed agreement to contribute to the Trust Account an amount of funds determined by reference to the number of shares not redeemed in connection with the approval of the Amendment Proposal, Fulton AC contributed to the Trust $4,557.36 on November 16, 2024 and will contribute to the Trust $4,557.36 per month on the 16th of each calendar month, commencing on December 16, 2024, until the earliest to occur of the Extended Termination Date, the consummation of the Business Combination or the winding up of the Company.

After the redemptions discussed above, 3,014,736 shares of Class A Ordinary Shares are outstanding, including Class A Ordinary Shares included in 29,707 of the Company’s outstanding units, and 3,191,000 shares of Class B Ordinary Shares are outstanding.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Memorandum and Articles of Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2024

CHAIN BRIDGE I

By:	/s/ Andrew Cohen
Name:	Andrew Cohen
Title:	Chief Executive Officer